UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 22, 2008

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Compensation Review

On April 22, 2008, the Nominating and Governance Committee of PNC’s Board of Directors conducted its annual review of compensation for the Board’s non-employee directors. The Committee retained Towers Perrin, a global professional services firm, to prepare a report on director compensation. The report analyzed our director compensation program and compared director compensation practices among members of our peer group and other large public companies. The report was provided to the full Board of Directors.

In undertaking this annual review, the Committee’s primary objectives are to confirm continued alignment with business and shareholder interests, to evaluate the competitiveness of our director compensation program relative to our peers, and to identify and respond to changes in director compensation in light of the competitive environment. Based in part on that report, and following deliberation and discussion, the Committee recommended that no changes be made to PNC’s annual retainer and meeting fee schedules for non-employee directors. These schedules are shown below.

Annual Retainer Schedule:

Retainer for each director	$45,000
Committee chair’s retainer, for each committee chaired	$10,000
Additional retainer for chairs of Audit and Risk committees	$10,000
Presiding director’s retainer	$10,000

Meeting Fee Schedule:

Each board meeting, except quarterly telephonic dividend meetings	$1,500
Each quarterly telephonic dividend meeting	$750
For each of the first six meetings held annually by each committee or subcommittee on which the director serves	$1,500
For the seventh and each succeeding meeting held annually by each committee or subcommittee on which the director serves	$2,000

Non-employee directors continue to be eligible to participate in the Directors Deferred Compensation Plan and to receive equity-based grants under the 1992 Director Share Incentive Plan, the 2006 Incentive Award Plan, and the Outside Directors Deferred Stock Unit Plan, and to receive the other director benefits described in our proxy statement for the 2008 annual meeting of shareholders that was held on April 22, 2008.

After internal deliberation and consideration of the report prepared by its outside compensation consultant, the Nominating and Governance Committee granted 1,493 deferred stock units to each non-employee director on April 22, 2008 as part of the equity-based component of non-employee director compensation for 2008. All non-employee directors received this deferred stock unit grant.

Director Committee Assignments

On April 22, 2008, the Board of Directors, acting upon the recommendation of the Nominating and Governance Committee, appointed the following directors to each of the committees listed below:

Director Name	Audit	Nominating and Governance	Personnel and Compensation	Risk
Richard O. Berndt				—
Charles E. Bunch		—	—
Paul W. Chellgren	—		—
Robert N. Clay		—
George A. Davidson, Jr.	—
Kay Coles James			—
Richard B. Kelson	—		—
Bruce C. Lindsay	—			—
Anthony A. Massaro		—		—
Jane G. Pepper				—
James E. Rohr				—
Donald J. Shepard	—			—
Lorene K. Steffes				—
Dennis F. Strigl			—
Stephen G. Thieke				—
Thomas J. Usher		—	—
George H. Walls, Jr.	—
Helge H. Wehmeier		—

The following directors serve as chairs for each of the four committees listed above: Paul W. Chellgren (Audit); Thomas J. Usher (Nominating and Governance); Dennis F. Strigl (Personnel and Compensation); and Stephen G. Thieke (Risk). In addition, James E. Rohr and the chairs of the four committees serve on PNC’s Executive Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: April 28, 2008	By:	/s/ Samuel R. Patterson
Samuel R. Patterson
Controller